--------------------------------------------------------------------------------
                       Office of the United States Trustee
                                  Exhibit 99.24
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------------------------------------       -------------------------------------
In re:                                     DEBTOR IN POSSESSION OPERATING REPORT
AMERICAN WASTE TRANSPORT, INC.


                                           Report Number: 6          Page 1 of 3


                      Debtor.              For the period FROM:May 1, 2001
                                                         TO:   May 31, 2001
-----------------------------------        -------------------------------------
Chapter 11 Case No: LA 00-44134 ES
-----------------------------------        -------------------------------------

1.   Profit and Loss Statement (Accrual Basis Only        ($000's))
     A.  Related to Business Operations:
         Gross Sales
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)
                                                                          --------------------
              Net Sales
                                                                                               --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                          --------------------
         Add: Purchases
                                                                          --------------------
         Less: Ending Inventory at Cost
                                                                          --------------------
              Cost of Goods Sold
                                                                                               --------------------
                  Gross Profit
                                                                                                                    ----------------
                  Other Operating Revenues (Specify)
                                                                                                                    ----------------
         Less: Operating Expenses:
         Officer Compensation
                                                                          --------------------
         Salaries and Wages - Other Employees
                                                                          --------------------
              Total Salaries and Wages
                                                                                               --------------------
              Employee Benefits and Pensions
                                                                                               --------------------
         Payroll Taxes
                                                                          --------------------
         Real Estate Taxes
                                                                          --------------------
         Federal and State Income Taxes
                                                                          --------------------
              Total Taxes
                                                                                               --------------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                          --------------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                          --------------------
         Insurance
                                                                          --------------------
         Automobile Expense
                                                                          --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                          --------------------
         Depreciation and Amortization
                                                                          --------------------
         Repairs and Maintenance
                                                                          --------------------
         Advertising    (In cost of sales)
                                                                          --------------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                          --------------------
         Bad Debts
                                                                          --------------------
         Miscellaneous Operating Expenses (Specify)
                                                                          --------------------
              Total Operating Expenses
                                                                                               --------------------
                  Net Gain/Loss from Business Operations
                                                                                                                    ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income
                                                                                               --------------------
              Other Non-Operating Revenues (Specify)
                                                                                               --------------------
              Gross Proceeds on Sale of Assets
                                                                          --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                          --------------------
                  Net Gain/Loss of Sale of Assets
                                                                                               --------------------
              Total Non-Operating Income   Sales Tax Refund
                                                                                                                    ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7
                                                                                               --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc
                                                                                               --------------------
              Total Non-Operating Expenses
                                                                                                                    ----------------
     NET INCOME / LOSS FOR PERIOD
                                                                                                                    ----------------

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             DEBTOR IN POSSESSION OPERATING REPORT NO: 6             Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------


         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $0.00                  $
                                      ----------------       -------------------




3.       State of Status of Payments to Secured Creditors and Lessors:


                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due       Number Amount
          Not applicable---------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------



         *Explanation for Non-Payment:




4.       Tax Liability:
                  Gross Payroll Expense for Period:             $ See attachment
                                                                      ----------
                  Gross Sales for Period Subject to Sales Tax   $        0.00
                                                                      ----------


                                                                   Post-Petition
                                                                     taxes Still
                                           Date Paid   Amount Paid*     Owing
                                           ---------   ------------     -----


    Federal Payroll and Withholding Taxes              See attachment
    State Payroll and Withholding Taxes                See attachment
    State Sales and Use Taxes
    Real Property Taxes*****



     ****Includes personal property tax    * Attach photocopies of depository
                                             receipts from taxing authorities or
                                             financial institutions to verify
                                             that such deposits or payments have
                                             been made.

5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE          ATTACHMENT
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 6             Page 3 of 3
--------------------------------------------------------------------------------


6.       Questions:


         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


7.       Statement of Unpaid Professional Fees (Post-Petition Amounts Only)


                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
   Irell & Manella LLP                Attorney                    See attached
--------------------------------------------------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         December  2000        $ 241,105.56    $  1,500.00      Feb 7,2001         $  1,500.00      1127
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         March     2001        $  1,269,000    $  5,000.00      May 3,2001         $  5,000.00      1317
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------


I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession
Operating Report is true and complete to the best of my knowledge.


Dated:       June 19, 2001
                 ----
                                                        /s/ Eugene W. Tidgewell
                                                        ------------------------
                                                 Debtor in Possession or Trustee



                         AMERICAN WASTE TRANSPORT, INC.
                                  PROFIT & LOSS
                                    MAY 2001



                                                          May 01
                                                       -------------
Ordinary Income/Expense
        Income
            4000-TRANSPORTATION                          525,938.42
            4001-LOADING FEES                             60,415.70
                                                       -------------
        Total Income                                     586,354.12


        Cost of Goods Sold
            5200-DRIVER COST
                5210-DRIVER WAGES                        138,471.86
                5220-DRIVER PAYROLL TAXES                 11,183.56
                                                       -------------
            Total 5200-DRIVER COST                       149,655.42


            5300-INSURANCE
                5310-MEDICAL                               6,656.71
                5320-LIABILITY                            49,275.71
                5330-WORKERS' COMPENSATION                36,773.93
                                                       -------------
            Total 5300-INSURANCE                          92,706.35


            5500-FUEL                                     88,657.24
            5600-REGISTRATION                             10,140.67
            5700-REPAIR & MAINTENANCE
                5710-MECHANIC WAGES                       33,763.13
                5715-PAYROLL TAXES - MECHANIC              2,838.74
                5720-TIRES                                 7,936.90
                5725-TIRE SERVICE                          4,054.61
                5730-TRUCK MAINTENANCE                    12,784.65
                5735-TRUCK REPAIR- PARTS                  11,536.16
                5745-TRAILER REPAIRS                       5,757.05
                5750-TRUCK WASH                              630.00
                5700-REPAIR & MAINTENANCE - Other         16,614.74
                                                       -------------
            Total 5700-REPAIR & MAINTENANCE               95,915.98
                                                       -------------
        Total COGS                                       437,075.66
                                                       -------------
    Gross Profit                                         149,278.46


        Expense
            6005-ADMINISTRATIVE EXPENSE                      737.87
            6050-BANK CHARGES                                168.00
            6110-CORPORATE ALLOCATION                     30,029.38
            6200-DUES AND SUDSCRIPTIONS                     -200.50
            6501-POST PETITION LEGAL FEES                 42,306.91
            6530-MEDICAL INSURANCE                           650.19
            6550-OFFICE FORMS                               -340.21
            6580-OFFICE WAGES                              4,474.00
            6585-PAYROLL TAXES - OFFICE                      416.51
            6756-RENT                                      1,749.12
            6900-UTILITIES
                6920-ELECTRIC                                169.10
                6940-TELEPHONE                             5,562.15

                         AMERICAN WASTE TRANSPORT, INC.
                                  PROFIT & LOSS
                                    MAY 2001



                                                          May 01
                                                       -------------


                6960-WASTE                                   299.20
                                                       -------------
            Total 6900-UTILITIES                           6,030.45
                                                       -------------
        Total Expense                                     86,021.72
                                                       -------------
Net Ordinary Income                                       63,256.74


Other Income/Expense


    Other Expense
        8500-DEBT SERVICE
            8518-CASE CREDIT CORPORATION                  12,624.19
            8560-THE ASSOCIATES                           16,592.58
            8580-VOLVO COMMERCIAL FINANCE                 16,842.90
            8500-DEBT SERVICE - Other                     20,000.00
                                                       -------------
        Total 8500-DEBT SERVICE                           66,059.67
                                                       -------------
    Total Other Expense                                   66,059.67
                                                       -------------
Net Other Income                                         -66,059.67
                                                       -------------


Net Income                                                -2,802.93
                                                       ==============



                         AMERICAN WASTE TRANSPORT, INC.
                                A/R AGING SUMMARY
                               AS OF MAY 31, 2001


                  Current        1 - 30        31 - 60      61 - 90        > 90         TOTAL
                ------------- -------------  ------------  -----------  -----------  -------------
ALLIED WASTE       51,221.47     82,783.76     37,703.07         0.00         0.00     171,708.30
BFI CENTRAL       101,629.12          0.00     54,647.24   -23,859.52    63,864.23     196,281.07
BFI COMPTON         6,700.00          0.00        465.00         0.00         0.00       7,165.00
COAST             119,555.28     41,626.23          0.00         0.00         0.00     161,181.51
CRT                 9,050.00          0.00          0.00         0.00    15,600.00      24,650.00
EDCO               21,177.08          0.00          0.00         0.00         0.00      21,177.08
ORGANIC             6,700.00          0.00      2,409.00       140.00         0.00       9,249.00
POTENTIAL          24,655.00          0.00      6,950.00         0.00       230.00      31,835.00
UNIVERSAL          31,222.08          0.00          0.00         0.00         0.00      31,222.08
                ------------- -------------  ------------  -----------  -----------  -------------


TOTAL             371,910.03    124,409.99    102,174.31   -23,719.52    79,694.23     654,469.04
               ===================================================================================


                         AMERICAN WASTE TRANSPORT,INC.
                                A/P AGING SUMMARY
                               AS OF MAY 31, 2001


                                                   Current       1 - 30     31 - 60   61 - 90      > 90        TOTAL
                                                  -----------  -----------  --------  ---------  ---------  ------------
"Y"TIRE SALES                                       8,528.69       182.42      0.00       0.00       0.00      8,711.11
CONSTRUCTION MACHINERY INC.                             0.00         0.00      0.00       0.00    -174.92       -174.92
IRELL & MANELLA LLP                                17,379.42    24,927.49      0.00       0.00       0.00     42,306.91
LAWSON PRODUCTS INC.                                    0.00         0.00      0.00       0.00    -140.45       -140.45
MOBILE MINI, Inc.                                     271.37         0.00      0.00       0.00       0.00        271.37
NATIONAL LEGAL - Irvine                                 0.00       737.87      0.00       0.00       0.00        737.87
PACIFIC BELL                                            0.00       183.82      0.00       0.00       0.00        183.82
PERFORMANCE POWER SYSTEMS, Inc.                        30.00        18.00      0.00       0.00       0.00         48.00
STATE COMPENSATION INSURANCE FUND                  31,716.61         0.00      0.00       0.00       0.00     31,716.61
TCI TIRE CENTERS, LLC                                 375.06     2,685.70      0.00       0.00       0.00      3,060.76
THE SOCO GROUP, Inc.                               22,462.46         0.00      0.00       0.00       0.00     22,462.46
WASTE MANAGEMENT OF EL CAJON -SAN DIEGO                 0.00       113.52      0.00       0.00       0.00        113.52
                                                  -----------  -----------  --------  ---------  ---------  ------------


TOTAL                                              80,763.61    28,848.82      0.00       0.00    -315.37    109,297.06
                                                  =========== ============ ========= ========== ========== =============


                         AMERICAN WASTE TRANSPORT, INC.
                                   TAXES PAID
                               AS OF MAY 31, 2001


     Type            Date        Num          Name               Memo             Amount
----------------  ------------  -------  ---------------  --------------------  ------------
2020 ACCRUED FEDERAL PAYROLL TAXES
Check              05/01/2001   WIRE     SANWA BANK                               -8,627.87
Check              05/07/2001   WIRE     SANWA BANK                               -8,153.05
Check              05/14/2001   WIRE     SANWA BANK                               -7,857.98
Check              05/22/2001   WIRE     SANWA BANK                               -7,856.75
Check              05/30/2001   wire     SANWA BANK                               -8,361.06
                                                                                ------------
Total 2020 ACCRUED FEDERAL PAYROLL TAXES                                          -40,856.71
                                                                                ------------


                                                                                ============
2021 ACCRUED STATE PAYROLL TAXES
Check              05/04/2001   1015     EMPLOYMENT DEVELOPMENT DEPT.             -1,116.90
Check              05/11/2001   1016     EMPLOYMENT DEVELOPMENT DEPT.             -1,088.24
Check              05/18/2001   1017     EMPLOYMENT DEVELOPMENT DEPT.             -1,087.26
Check              05/25/2001   1018     EMPLOYMENT DEVELOPMENT DEPT.             -1,166.18
                                                                                ------------
Total 2021-ACCRUED STATE PAYROLL TAXES                                             -4,458.58
                                                                                ------------

                 INSURANCE COVERAGE
                 ------------------


                    AGENT                                  COVERAGE                 EXPIRATION                    PREMIUM
     CARRIER         NAME                                   AMOUNT                     DATE                     PAID TO DATE


USBC - Legion      Andreini &                             1,000,000                    9/23/01                       5/30/01
AWT-State Fund     Company                                1,000,000                     6/1/01                       5/30/01



Penn America       Mark Novy                              2,000,000                    9/23/01                       5/30/01
Penn America       Mark Novy
Penn America       Mark Novy


Penn America       Mark Novy                              1,000,000                    9/23/01                       5/30/01



Penn America       Mark Novy                              1,000,000                    9/23/01                       5/30/01






Clarendon          Mark Novy                         Comp & Collision                   3/5/01                       5/30/01


Penn America       Mark Novy                              1,007,497                                                  5/30/01



Penn America       Mark Novy                              5,000,000                    9/23/01                       5/30/01
General Sec.

